EXHIBIT 32.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Extended Systems Incorporated on Form 10-K for the year ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Charles W. Jepson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Extended Systems Incorporated.




/S/ CHARLES W. JEPSON
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Charles W. Jepson
Chief Executive Officer
October 17, 2005